TRADE AND OTHER RECEIVABLES (Table)	12 Months Ended
Dec. 31, 2021
Trade and other current receivables [abstract]
Disclosure of trade and other receivables
	December 31
	2021	2020
	USD thousands

Trade receivables:
Trade receivables	178,933	162,580
Allowance for doubtful debts	(13,870)	(9,036)

Trade receivables, net	165,063	153,544

Other receivables:
Prepaid expenses	13,110	14,053
Loan to third party	480	689
Institutions	1,050	1,165
Pledged deposits	2,647	872
Other	949	836

	18,236	17,615